Note 20 - Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

20. Subsequent Events

On February 9, 2015, the law firm of Snell & Wilmer LLP filed suit against us in California Superior Court, County of Orange. The complaint alleges that we have failed to pay Snell & Wilmer fees due to that firm in connection with prior patent prosecution litigation, in an amount of no less than $808,202, plus interest. We are still evaluating the merits of the claim. As of December 31, 2014, we have included in accounts payable in our Consolidated Balance Sheets a balance due to Snell & Wilmer of $808,202.

On December 10, 2014, we entered into an Equity Purchase Agreement (the “December Equity Purchase Agreement”) with Southridge Partners II, LP (“Southridge”), that superseded our prior Equity Purchase Agreement with Southridge that was entered into on January 23, 2014 (the “Prior Equity Purchase Agreement”).  The terms of the December Equity Purchase Agreement are substantially similar to those of the Prior Equity Purchase Agreement.

Pursuant to the December Equity Purchase Agreement and as provided in the Prior Equity Purchase Agreement, Southridge has committed to purchase up to $5,000,000 worth of our common stock, over a period of time terminating on the earlier of: (i) 18 months from the effective date of the registration statement to be filed by us for the December Equity Purchase Agreement; or (ii) the date on which Southridge has purchased an aggregate maximum purchase price of $5,000,000 pursuant to the December Equity Purchase Agreement; Southridge’s commitment to purchase our common stock is subject to various conditions, including, but not limited to, limitations based on the trading volume of our common stock.

The loan and security agreement among Alpha Capital Anstalt, Collateral Services LLC and Andalay dated as of September 30, 2013 had expired as of December 31, 2014. On February 27, 2015 we executed a second amendment to the loan and security agreement extending the term to February 29, 2016. As part of this transaction, we also provided for the $500,000 that is outstanding under that agreement to be convertible into our common shares pursuant to a newly issued one year convertible note. The amendment provides for the $500,000, plus accrued interest, under the agreement to be exchanged for the new amount of $500,000, plus accrued interest, under the note. The effective interest rate was reduced from 12% under the agreement to 8% under the note. The note is convertible to shares of common stock of Andalay at a conversion price of $0.01 per share, subject to adjustment under certain conditions. The note contains usual and customary covenants and other terms and conditions which have previously been agreed to with Alpha Capital Anstalt pursuant to prior note issuances. The amendment provides that the agreement be extended for one year, that no further borrowing is permitted under the agreement, that the outstanding amounts due under the agreement be exchanged for a new convertible note, and that the conversion price of the remaining outstanding convertible note between Andalay Solar, Inc. and Alpha Capital Anstalt dated February 25, 2014 for the principal amount of $120,000 be reduced from $0.02 per share to $0.01 per share of common stock of Andalay.

We submitted various take-down requests during the first quarter of 2015 pursuant to the terms of the December Equity Purchase Agreement. As of April 10, 2015, 53,781,201 shares had been sold at an average price of $0.013 per share, resulting in total proceeds of approximately $780,000.